SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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        (as permitted by Rule 14a-6(e)(2))
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                                NORTH BAY BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                 computed  pursuant  to  Exchange  Act Rule 0-11 (Set  forth the
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

                         NOTICE OF FIRST ANNUAL MEETING
                               OF SHAREHOLDERS OF
                                NORTH BAY BANCORP


TO THE SHAREHOLDERS OF NORTH BAY BANCORP:


         NOTICE IS HEREBY GIVEN that the First Annual Meeting of the Shareholders of North Bay Bancorp will be held at the Napa Valley Marriott, 3425 Solano Avenue, Napa, California, on Tuesday, May 9, 2000, at 7:00 p.m. to consider and act on:

         (1) Election of Directors. The Board of Directors intends at this time to present the following nominees for election:

                         David B. Gaw               Conrad W. Hewitt
                         Harlan R. Kurtz            Richard S. Long
                         Thomas H. Lowenstein       Thomas F. Malloy
                         Terry L. Robinson          James E. Tidgewell

Nominations for election of members of the Board of Directors may be made by the Board of Directors or any shareholder of the Company entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named above) must be made in writing and must be delivered or mailed to the President of the Company not more than ten (10) days after delivery or mailing of this Notice. Such notification must contain the following information, to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of the capital stock of the Company beneficially owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Company beneficially owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt or been an officer, director, or general partner of a business entity which filed a petition in bankruptcy or been adjudged bankrupt. The notification must be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith will be disregarded by the chairman of the meeting, and upon his instructions, the inspector of the election will disregard all votes cast for each such nominee. The time limitations set forth in this paragraph do not apply to the nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

         (2) Ratification of the Selection of Arthur Andersen LLP. The shareholders will be asked to ratify the Company's selection of Arthur Andersen LLP, independent certified public accountants, as the independent auditors of North Bay Bancorp for the year ending December 31, 2000

         (3)      Amendment  to  North  Bay  Bancorp  Stock  Option  Plan.   The
shareholders will be asked to amend the North Bay Bancorp Stock Option Plan to increase the number of shares available for grant by 150,000 to 370,274 shares

         Other Business. The shareholders will consider and act on such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 15, 2000, are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Meeting, and in that event your proxy will not be used.


Dated:  April 7, 2000

                                            ------------------------------
                                            Wyman G. Smith, III
                                            Corporate Secretary

         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND
                RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
                      IN THE ENCLOSED POSTAGE PAID ENVELOPE

                                 PROXY STATEMENT
                                     FOR THE
                      FIRST ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                NORTH BAY BANCORP
                               1500 SOSCOL AVENUE
                             NAPA, CALIFORNIA 94559
                                 (707) 257-8585

                       To Be Held May 9, 2000 at 7:00 p.m.
             at the Napa Valley Marriott, 3425 Solano Avenue, 94558
                       -----------------------------------

                                TABLE OF CONTENTS

GENERAL INFORMATION FOR SHAREHOLDERS.......................................... 1

PRINCIPAL SHAREHOLDERS........................................................ 2

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING................................ 4

1.       ELECTION OF DIRECTORS................................................ 4
         COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.................... 7
         SECURITY OWNERSHIP OF MANAGEMENT..................................... 7
         EXECUTIVE COMPENSATION...............................................10
                  Summary Executive Compensation Table........................10
                  Option Grants in Last Fiscal Year...........................12
                  Aggregate Option Exercises in Last Fiscal Year and
                      Year-End Option Values..................................13
                  Long Term Incentive Plans - Awards in Last Fiscal Year......13
                  Termination of Employment and Change of
                      Control Arrangements....................................13
                  Compensation of Directors...................................14

         OTHER  INFORMATION REGARDING MANAGEMENT..............................17
                  Management Indebtedness.....................................17
                  Certain Business Relationships..............................17
                  Reports of Changes in Beneficial Ownership..................18

2.       RATIFICATION OF INDEPENDENT AUDITORS.................................18
                  Required Vote and Recommendation............................18

3.       APPROVAL OF AMENDMENT OF STOCK OPTION PLAN...........................18
                  Required Vote and Recommendation............................25

OTHER INFORMATION.............................................................25
AVAILABILITY OF FORM 10-KSB...................................................25
SHAREHOLDER PROPOSALS.........................................................25
OTHER MATTERS.................................................................26

GENERAL INFORMATION FOR SHAREHOLDERS

The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of North Bay Bancorp ("the Company") for use at the First Annual Meeting of Shareholders to be held at the Napa Valley Marriott, 3425 Solano Avenue, Napa, California on Tuesday, May 9, 2000, at 7:00 p.m. Only shareholders of record at the close of business on March 15, 2000, (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 1,613,089 shares of its Common Stock, all of which will be entitled to vote at the Annual Meeting and any adjournments thereof. This proxy statement will be first mailed to shareholders on or about April 7, 2000.

As many of the Company's shareholders are not expected to personally attend the Annual Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the meeting and voting in person. A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted. If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by this proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals.

Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. If cumulative voting is utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or may distribute the same number of votes among as many candidates as the shareholder desires. Pursuant to California law and the Company's bylaws, no shareholder may cumulate votes unless the name of any candidate for which such votes would be cast has been placed in nomination prior to the voting in accordance with the Company's bylaws and, also prior to the voting at the Annual Meeting, any shareholder has given notice of that shareholder's intention to cumulate that shareholder's votes at such meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice nor to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper form at the Annual Meeting, in which instance the Board of Directors intends to cumulatively vote all the proxies held by it in favor of the nominees for office as set forth herein. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

The proxy committee is composed of two officers of the Company, Terry L. Robinson and Wyman G. Smith, III, who will vote all shares of Common Stock represented by the proxies. However, the proxy committee cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card. Proxy cards also confer upon the proxy committee discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of soliciting the proxies in the accompanying form will be borne by the Company. While proxies are normally solicited by mail, proxies may also be directly solicited by officers, directors and employees of the Company. Such officers, directors and employees will not be compensated for this service beyond normal compensation to them.

The voting of proxies will be tabulated by a representative of Chase Mellon Shareholder Services, which has been appointed as the Company's independent inspector of election. The inspector of election will be present at the meeting in order to tabulate the voting of any proxies returned and ballots cast at that time. Except as required by law, the vote indicated on each individual proxy card and ballot will be held confidential.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

A copy of the Annual Report of the Company for the fiscal year ended December 31, 1999, accompanies this Proxy Statement. Additional copies of the Annual
Report are available upon request to Pansy F. Smith, Assistant Corporate Secretary of the Company.

PRINCIPAL SHAREHOLDERS

As of March 15, 2000, the following persons were known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock:

                                       2

                           Relationship           Number of Shares           Percent of Class(1)
Name and Address           with Company           Beneficially Owned         Beneficially Owned
-----------------------------------------------------------------------------------------

Houghton Gifford, M.D      Director                  115,970(2)                 7.17%
3219 Vichy Avenue          of The Vintage Bank
Napa, CA  94558

Terry L. Robinson          Director and CEO           90,715(3)                 5.62%
1500 Soscol Avenue
Napa, CA  94559

----------
(1) In computing the percentage of outstanding Common Stock owned beneficially the number of shares beneficially owned has been divided by the number of outstanding shares on the Record Date after (i) giving effect to stock dividends paid through March 15, 2000 and (ii) assuming options exercisable by the named person within 60 days have been exercised.

(2) Included in the total for Dr. Gifford are 644 shares held as custodian for a minor under the California Uniform Transfers to Minors Act; 112,548 shares held in the name of the Gifford Family Trust dated April 8, 1985, of which Dr. Gifford is trustee; and 2,778 shares as to which Dr. Gifford holds an option exercisable on May 1, 2000.

(3) See the footnote references set forth below under Security Ownership of Management for information regarding the nature of Mr. Robinson's beneficial ownership.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

1. ELECTION OF DIRECTORS

It is intended to elect eight Directors of the Company, pursuant to a resolution of the Board of Directors fixing the authorized number of Directors at eight
(8). The Directors so elected will hold office for a term continuing until the next Annual Meeting and until their successors are duly elected and qualified. All of the nominees are at present members of the Board of Directors of the Company. If any nominee should refuse or be unable to serve, the proxies will be voted for such person as the Board of Directors may designate to replace that nominee. The Board presently has no knowledge that any of the nominees will refuse or be unable to serve. The nominees (up to the number of directors to be elected) receiving the highest number of votes are elected. Votes against a director and votes withheld have no legal effect.

Information is provided below regarding the individual nominees, as well as regarding the executive officers of the Company, each of whom serves on an annual basis and must be selected by the Board of Directors annually pursuant to the bylaws of the Company.(4) The ages stated are as of March 15, 2000.

Lee-Ann Almeida, age 36, is Vice President and Chief Financial Officer of North Bay and The Vintage Bank and has been employed by the Bank since 1987. Prior to becoming employed by the Bank, Ms. Almeida served as Operations Manager for Lamorinda National Bank. Ms. Almeida is past treasurer of the Napa Valley D.A.R.E. Foundation and a member of the board of directors of the Banker Executive Council of Northern California and of the Napa Valley Safe School Foundation.

David B. Gaw, age 54, has served as a director of The Vintage Bank since 1984 and served as Chairman of the Board of Directors from 1992 to 1994. He is also a Director of North Bay. Mr. Gaw has been engaged in the practice of law in Napa and Solano Counties for more than twenty-seven years and is one of the founding members of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation with offices in Napa, Fairfield, Vacaville and Redlands. Mr. Gaw is certified by the California State Board of Legal Specialization in Probate,
Estate Planning, and Trust Law, and a Certified Elder Law Attorney by the National Elder Law Foundation. Mr. Gaw has served as President of the Napa County Bar Association. He is a member of The Queen of the Valley Hospital Foundation Board of Trustees, and is a member of both North Bay Hospital Foundation and the Solano Community Foundation's Board of Directors. The Vintage Bank has retained the legal services of Mr. Gaw's law firm since the Bank's organization and expects to retain the firm's services in 2000.

----------
(4) As used throughout the Proxy Statement, the term "Executive Officer" means the President, Executive Vice President/Credit Administrator, Vice President/Chief Financial Officer and the proposed President and Chief Executive Officer of Solano Bank (Proposed).

Conrad W. Hewitt, age 63, is a consultant and joined the Board of North Bay in November, 1999. He is a member of the Board of Directors of Global Intermodal Systems, Inc., Chairman of the Audit Committee; and member of the Compensation Committee, ADPC, Inc., Renaissance Inc., Chairman of the Audit Committee; Crazy Shirts, Inc., Chairman of the Audit Committee and member of the Compensation Committee; Golden Gate University, Chairman of the Finance and Operations Committee and a member of the Executive Committee and the San Francisco Council, Boy Scouts of America, Chairman of the Audit Committee and a member of the Executive Committee. Also, he is an advisory director for Compensation Resource Group, Inc. and Private Capital Corporation. Mr. Hewitt served as Superintendent of Banks and Commissioner, Department of Financial Institutions, State of California from 1995 to 1998. Prior to 1995, Mr. Hewitt was the Managing Partner, North Bay Area, Ernst & Young and was employed by Ernst & Young for thirty-three years until his retirement. Mr. Hewitt is a Certified Public Accountant. Mr. Hewitt received a B.S. in Finance and Economics from the University of Illinois and did post-graduate work at the University of Southern California.

Harlan Kurtz, age 69, is a Director of North Bay and has served as a Director of The Vintage Bank since 1988 and has devoted a substantial amount of his time serving as Chairperson of the Bank's Site Committee. He is a general contractor and President of K-H Development Corporation.

Richard S. Long, age 55 is a director of North Bay and presently serves as President and Chief Executive Officer of Regulus. Mr. Long has over twenty five years of entrepreneurial and executive management experience. Regulus is a remittance processor for major banks and corporations with over twenty locations in the United States and Canada. In 1998 Mr. Long sold his company, Quantum Information Corporation, to Regulus. Quantum, which has now been merged into Regulus, is an information distribution management company that outsources the processing, printing and distribution of time critical financial documents. Prior to Quantum, Mr. Long spent seventeen years in the industrial gas and equipment business. Starting in sales and moving through management to CEO and owner of Bayox, Inc., he sold this business to Union Carbide Corporation in 1983. Mr. Long then bought out the investment group that started Boboli and subsequently sold the United States and Canadian segments of this business to General Foods in 1995. The international segment of this business was sold in 1998.

Thomas H. Lowenstein, age 57, is Vice-Chairman of the Board of Directors of North Bay and The Vintage Bank and has served as a Director of the Bank since 1988. He is President of North Bay Plywood, a company engaged in the manufacture and sale of building materials. Mr. Lowenstein has been active in the affairs of St. Apollinaris School, Product Services Incorporated (PSI) and the Justin High Foundation, having served on the boards of St. Apollinaris School and PSI and as a Past President of St. Apollinaris School Board.

Thomas F. Malloy, age 57, is Chairman of the Board of Directors of North Bay and The Vintage Bank and has served as a Director of the Bank since 1984. He is an insurance broker and a Member in Malloy Imrie & Vasconi Insurance Services LLC with offices in Napa and St. Helena. Mr. Malloy is a member and Past President of the Napa County Independent Insurance Agents Association and Past President of the Napa Active 20-30 Club.

Joen M. McDaniel, age 40, is Vice President of Operations of North Bay and Vice President of Retail Operations of The Vintage Bank and has been employed by The Vintage Bank since 1988. She is currently Board President of the Boys and Girls Club and a member of the Santa Rosa Diocesan Education Board. Prior to her employment by The Vintage Bank, Ms. McDaniel was Assistant Vice President and Branch Manager of Independent Savings and Loan.

Kathi Metro, age 45, is the Executive Vice President and Credit Administrator of North Bay and Executive Vice President and Senior Loan Officer of The Vintage Bank and has been employed by the Bank since 1985. Prior to becoming employed by the Bank, Ms. Metro was an Assistant Vice President and Branch Manager of Napa Valley Bank. She is an alumnus of Leadership Napa Valley and is a former member of the Leadership Napa Valley Foundation Committee. In addition, Ms. Metro is a former Director of C.O.P.E. and former member of the Napa County Commission on the Status of Women and the Professional Business Services Committee of the Napa Chamber of Commerce. She is currently a member of the North Napa Rotary Club and the Board of Directors of the Napa Valley College Foundation and former member of the Board of Directors of Napa Valley Economic Development Corporation.

Terry L. Robinson, age 52, is President and Chief Executive Officer of North Bay and The Vintage Bank, as well as a Director, and has been employed by the Bank since 1988. Mr. Robinson recently concluded his term as president of the Western Independent Bankers. Prior to joining the Bank, Mr. Robinson served as Executive Vice President and a member of the Board of Directors of American Bank of Commerce in Boise, Idaho. Mr. Robinson is a Past President of the Napa Valley Symphony Association, a Trustee of the Queen of the Valley Hospital Foundation, a member of the board of directors of the Community Foundation of the Napa Valley, is a member of the Napa Rotary Club and currently serves as co-chair of the Napa Boys and Girls Club capital campaign. Mr. Robinson holds a B.S. of Business in Accounting from the University of Idaho and a M.B.A. in finance from U.C. Berkeley.

Glen C. Terry, age 48, is the proposed President and Chief Executive Officer of Solano Bank (Proposed) and currently serves as the Senior Vice President and Solano Region Manager of The Vintage Bank and has been employed by The Vintage Bank since 1999. Prior to being employed by the Bank, Mr. Terry was President of the Solano Region of Sierra West Bank, President & CEO of Napa Valley Bank, and previously held other positions at WestAmerica Bank. Mr. Terry has also worked with First Interstate Bank and Zions First National Bank. Mr. Terry is an alumnus of Leadership Santa Rosa, has served on the Santa Rosa Design Review Board, the Santa Rosa Chamber of Commerce, the Napa Chamber of Commerce, Clinic Ole, and is a member of the Vacaville Noon Rotary Club. Mr. Terry received a B.S. in Political Science from Utah State University and an M.B.A. from the University of Utah.

James E. Tidgewell, age 54, a Director of North Bay and The Vintage Bank, has served as a Director of the Bank since 1988. He is a certified public accountant and partner in the accounting firm of G & J Seiberlich & Co LLP, with which he has been associated since 1975. Mr. Tidgewell received a B.S. degree in accounting from the University of Notre Dame in 1968 and thereafter spent approximately five years as an accountant with Price Waterhouse & Co. Mr. Tidgewell is a member of the American Institute of Certified Public Accountants and the

California Society of Certified Public Accountants. He is a Past President of the Napa Active 20-30 Club, a member of the Napa Rotary Club and a member and president of The Queen of the Valley Hospital Foundation Board of Trustees.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Company has standing Audit and Personnel Committees. The Audit Committee, which consisted of Conrad W. Hewitt as chairman, Harlan R. Kurtz, Thomas H. Lowenstein and James E. Tidgewell, did not meet during the fiscal year ended December 31, 1999. The principal function of the Audit Committee is to initiate suitable examinations of the Company's internal controls and safeguards to preserve the Company's assets. The Compensation Committee consisted of Carolyn Sherwood, a director of the Company's subsidiary The Vintage Bank, as chair, Conrad W. Hewitt, Thomas H. Lowenstein, and Thomas F. Malloy did not meet during the fiscal year ended December 31, 1999. The principal functions of the Personnel Committee are, subject to approval of the Board of Directors, to establish personnel policies, set compensation for senior officers, establish employee benefit programs and review the performance of senior officers. The Company does not currently have a nominating committee; the Board of Directors in its entirety acts upon nominations.

During 1999, the Company's Board of Directors met three (3) times. All of the Directors of the Company standing for reelection attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which she or he served.

No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. No director or executive officer of the Company has any family relations with any other director or executive officer of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 15, 2000, pertaining to beneficial ownership of the Company's Common Stock by those persons nominated for election as directors and the executive officers listed in the Summary
Executive Compensation Table set forth hereinafter, as well as with respect to all directors and executive officers as a group. The information contained herein has been obtained from the Company's records or from information furnished directly by the individuals to the Company. The numbers in the column entitled "Number of Shares Beneficially Owned" reflect stock dividends paid through March 15, 2000.(5) The table should be read with the understanding that more than one person may be the

----------
(5)      Upon the payment of a stock dividend, all unexercised stock options are automatically  adjusted so that the aggregate  purchase price and the fractional proportion of outstanding stock represented by the options remain unchanged.


                                       7

beneficial owner of, or possess certain attributes of beneficial ownership with respect to, the same shares.

                                                          Number of Shares
Name                           Nature of Position         Beneficially Owned         Ownership          Percent(6)
------------------------------------------------------------------------------------------------------------------
David B. Gaw                   Director of North Bay               17,865                  (7)              1.11%
                               and The Vintage Bank

Conrad W. Hewitt               Director of North Bay                  210             (8),(10)              0.01%

Harlan R. Kurtz                Director of North Bay               35,201              (8),(9)              2.18%
                               and The Vintage Bank

Richard S. Long                Director of North Bay                  -0-                 (10)              N/A

----------
(6) In computing the percentage of outstanding Common Stock owned beneficially by each director, the number of shares beneficially owned has been divided by the number of outstanding shares on the Record Date after (i) giving effect to stock dividends paid through March 20, 2000, and (ii) assuming options exercisable by the director within 60 days have been exercised.

(7) Included in the total for Mr. Gaw are 14,705 shares held in the name of the Gaw Family Trust dated September 22, 1999, of which Mr. Gaw is trustee; 151 shares as custodian for minors under the California Uniform Transfers to Minors Act; and 1,389 shares as to which Mr. Gaw holds an option exercisable on May 1, 2000.

(8) Pursuant to California law, personal property held in the name of a married person may be community property as to which either spouse has the power and ability to manage and control in its entirety,

(9) Included in the total for Mr. Kurtz are 29,775 shares held in the name of the Kurtz Family Trust dated February 25, 1992, of which Mr. Kurtz is trustee; 2,648 shares are held as custodian for minors under the California Uniform Transfers to Minors Act; and 2,778 shares as to which Mr. Kurtz holds an option exercisable on May 1, 2000.

(10) Messrs. Hewitt and Long intend to purchase at least 2000 shares each in the Company's current public offering.

                                                          Number of Shares
Name                           Nature of Position         Beneficially Owned            Ownership     Percent(6)
------------------------------------------------------------------------------------------------------------------
Thomas H. Lowenstein           Director of North Bay               25,409                (8),(11)        1.57%
                               and The Vintage Bank

Thomas F. Malloy               Chairman of the Board of            50,628                (8),(12)        3.14%
                               North Bay and The
                               Vintage Bank

Kathi Metro                    Executive V.P. of North             12,893                (8),(13)        0.80%
                               Bay and The Vintage Bank

Terry L. Robinson              Director, CEO of North              90,715                (8),(14)        5.62%
                               Bay and The Vintage Bank

James E. Tidgewell             Director of North Bay               11,698                (8),(15)        0.72%
                               and The Vintage Bank

(11) Included in the total for Mr. Lowenstein are 19,386 shares held in the name of the Lowenstein Family Trust dated October 8, 1992, of which he is a trustee and as to which he has shared voting power; 3,245 shares held in the name of North Bay Plywood Profit Sharing Trust, of which he is a trustee and as to which he has shared voting power; and 2,778 shares as to which Mr. Lowenstein holds an option exercisable on May 1, 2000.

(12) Included in the total for Mr. Malloy are 34,553 shares held in the name of the Malloy Family Trust dated August 31, 1990; 13,066 shares held in the name of the Malloy Imrie & Vasconi Insurances Services LLC 401(k) Profit Sharing Plan of which he is not a trustee but as to which he may indirectly have shared voting power; and 1,389 shares as to which Mr. Malloy holds an option exercisable on May 1, 2000.

(13) Included in the total for Ms. Metro are 2,315 shares as to which Ms. Metro holds an option exercisable on March 15, 2000.

(14) Included in the total for Mr. Robinson are 48,651 shares held in the name of the Robinson Family Trust dated January 24, 1994, of which he is a trustee and as to which he has shared voting power; 3,256 shares held in the name of Snake River Honey Co., Inc., of which he is a director and to which he has shared voting power; and 2,100 shares as to which Mr. Robinson holds an option exercisable on March 15, 2000.


                                                          Number of Shares
Name                           Nature of Position         Beneficially Owned         Ownership          Percent(6)
------------------------------------------------------------------------------------------------------------------
All Current Executive                                             249,830                (16)            15.32%
Officers and
Directors as a group
(total of 12)

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth a summary of the compensation paid during each of the Company's last three completed fiscal years for services rendered in all capacities to Terry Robinson, the President and Chief Executive Officer of the Company and to Kathi Metro, the only other executive officer of the Company whose annual compensation exceeded $100,000 during 1999.


----------

(15) Included in the total for Mr. Tidgewell are 1,389 shares as to which Mr. Tidgewell holds an option exercisable on May 1, 2000.

(16) In computing the percentage of outstanding Common Stock owned beneficially by all Current Executive Officers and Directors as a group, it is assumed that those options granted to any member of the group which are exercisable within 60 days have been exercised and that therefore, the total number of outstanding shares of the class has been increased by 17,842, the number of shares subject to such exercisable options by all members of the group.

                                          Summary Executive Compensation Table

                                                                                    Long Term
                                              Annual Compensation                 Compensation
                                   ----------------------------------------------------------------
                                                                    Other          Awards:
                                                                    Annual         Securities
   Name and principal                                            Compensation      Underlying             All Other
        position           Year      Salary($)     Bonus($)           ($)          Options (#)          Compensation
------------------------- -------- -------------- ------------ ---------------- ------------------- -------------------
Terry Robinson,            1999      173,250        63,415           -0-               -0-                368,211
President and CEO          1998      164,333        47,000           -0-               -0-                363,396
                           1997      156,292        39,569           -0-               -0-                346,644

Kathi Metro,               1999       93,500        30,710           -0-               -0-                  8,421
Executive Vice             1998       86,989        24,760           -0-               -0-                  6,307
President                  1997       83,500        19,622           -0-              5,250                 6,054


The value of perquisites and other personal benefits are disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus. No amounts are reported in this column for Mr. Robinson or Ms. Metro since the value of perquisites and other personal benefits did not exceed the reporting threshold.

All Other Compensation for each year includes contributions to The Vintage Bank's Profit Sharing and Salary Deferral 401(k) Plan. Contributions to the Bank's 401(k) Plan for Mr. Robinson were $12,561 in 1999, $11,914 in 1998, and $11,332 in 1997. Contributions to the Bank's 401(k) Plan for Ms. Metro were $6,779 in 1999, $6,307 in 1998, and $6,054 in 1997.

All Other Compensation for each year also includes the full amount of The Vintage Bank's share of life insurance premiums paid pursuant to a split dollar life insurance plan and agreement with Mr. Robinson. By the terms of the Split Dollar Agreement dated November 21, 1994, The Vintage Bank has agreed to pay $23,312 of the policy's total annual premium of $24,922 for a period of ten years. On the tenth anniversary of the Split Dollar Agreement, or sooner on the occurrence of certain other events, Mr. Robinson is required to repay the total amount of premiums paid by the bank pursuant to the Agreement. In order to secure repayment of the total amount of premiums paid by The Vintage Bank, the policy has been collaterally assigned to the bank.

All Other Compensation for each year also includes amounts that would be payable on account of corporate changes specified in Mr. Robinson's employment agreement as described in the section of this proxy statement entitled "Termination of Employment and Change of Control Arrangements." The amount payable to Mr. Robinson ranges from:

o one year's base salary or the remainder of his base salary under his Employment Agreement if less than one year remains in the case of a corporate change approved by a majority of those directors who are unaffiliated with the person initiating the corporate change, to

o two year's base salary in the case of a multistep corporate change not approved by a majority of those directors unaffiliated with the person initiating the corporate change.

The maximum amount payable under Mr. Robinson's current employment agreement in connection with any corporate change is two years' base salary which for the years 1997, 1998 and 1999 was $312,000, $328,000, and $346,500 respectively.
Director  fees  for  1997,  1998,  and  1999  of  $5,400,  $5,800,  and  $6,000,
respectively, were deferred by Mr. Robinson pursuant to the Deferred Fee Plan described in the section of this proxy statement entitled "Compensation of Directors" and are not included in All Other Compensation for the years 1997, 1998, and 1999. All Other Compensation for 1998 and 1999 includes $170 and $2,648, respectively, which is the taxable benefit of Mr. Robinson's benefits under the Director Supplemental Retirement Program described in the section of proxy statement entitled "Compensation of Directors."

                        Option Grants in Last Fiscal Year

Effective March 1, 1999, contemporaneous with Mr. Robinson's new five (5) year Employment Agreement described below under "Termination of Employment and Change of Control Arrangements," Mr. Robinson was granted an option to purchase 10,500 shares of the Company's common stock at an initial exercise price of $20.95 per share, as adjusted for the 5% stock dividend paid March 20, 2000. This option vests and becomes exercisable in five (5) equal annual installments at the first, second, third, fourth, and fifth anniversaries of the date of grant. Accordingly, the first installment will become exercisable March 1, 2000. This grant equaled 41.67% of options granted to employees during 1999.

No options were granted to Executive Vice President Kathi Metro during 1999.

                     Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

------------------------------ ------------ ----------- ------------------------------ ------------------------------
                                 Shares
                                Acquired                Number of Securities           Value of Unexercised
                                   on         Value     Underlying Unexercised         In-the-Money Options
                                Exercise    Realized    Options At Fiscal Year-End     at Fiscal Year-End
                                  (#)          ($)      Exercisable/Unexercisable      Exercisable/Unexercisable
------------------------------ ------------ ----------- ------------------------------ ------------------------------

------------------------------ ------------ ----------- ------------------------------ ------------------------------
Terry Robinson,                                         Exercisable for 2,100          Exercisable - $6,006
President and CEO                  -0-         N/A      Unexercisable for 8,400        Unexercisable - $24,024
------------------------------ ------------ ----------- ------------------------------ ------------------------------
Kathi Metro,                                            Exercisable for 2,315          Exercisable - $23,636
Executive Vice President           -0-         N/A      Unexercisable for 3,473        Unexercisable - $35,459
------------------------------ ------------ ----------- ------------------------------ ------------------------------

For purposes of calculating the value of unexercised stock options as of December 31, 1999, it is assumed that the fair market value of the shares as of December 31, 1999, was $23.81 per share, as adjusted for the 5% stock dividend paid March 20, 2000. While the Board of Directors believes this to be a fair value, it is not necessarily indicative of the price at which shares may be bought or sold, since there is no established public trading market for the shares.

Long Term Incentive Plans - Awards in Last Fiscal Year

There were no transactions in 1999 which require disclosure in a table for long-term incentive plan awards.

Termination of Employment and Change of Control Arrangements

Effective March 1, 1999, The Vintage Bank entered into a new five (5) year Employment Agreement with Mr. Robinson as President and Chief Executive Officer of the bank. The Agreement provides that in the event of a termination by the bank without cause, Mr. Robinson must be paid severance pay equal to six months' base salary. In the event of certain specified corporate changes, including a merger, sale, transfer of The Vintage Bank's assets or an effective change in control of the bank, the bank may assign the Agreement to any successor entity, continue the Agreement or terminate the Agreement, provided that if the bank assigns or continues the Agreement, Mr. Robinson may either consent to such assignment or continuance or may elect to terminate the Agreement. If the Agreement is terminated by either party in connection with a corporate change meeting certain requirements, including approval by a majority of those directors who are unaffiliated with the person initiating the corporate change, Mr. Robinson must be paid severance pay equal to one year's base salary or equal to the remainder of his base salary under the Agreement if less than one year remains. If the Agreement is terminated in connection with any other corporate change, Mr. Robinson must be paid severance pay equal to two years' base salary.

Upon certain changes in control of The Vintage Bank fees deferred pursuant to the Deferred Fee Plan described in the section of this proxy statement entitled "Compensation of Directors," including accrued interest, are paid to the participating directors in a lump sum.

Compensation of Directors

The Board of Directors of North Bay has adopted a plan for the payment of fees to directors for attendance at meetings of the Board, meetings of the Board of Directors of The Vintage Bank or Solano Bank of which they are members, and committees of which they are members. In accordance with that plan, directors of North Bay are eligible to be paid a monthly fee of $800 for attendance at regular Board meetings and meetings of the committees on which they sit; provided, however, that Directors of North Bay also serving as directors of The Vintage Bank are eligible to be paid an aggregate monthly fee of $1,200 for attendance at regular Board meetings and meetings of the committees on which they sit. However, under the North Bay Plan, Terry L. Robinson, President and Chief Executive Officer of North Bay and The Vintage Bank, receives a monthly payment of $500 per month. Directors serving only on the Board of Directors of The Vintage Bank are eligible to be paid a monthly fee of $1,100 for attendance at regular monthly Board meetings and meetings of committees on which they sit. Persons who will be serving only on the Board of Directors of Solano Bank will initially not be eligible to paid a monthly fee for attendance at regular Board meetings or meetings of committees on which they sit. In all instances, the payment of fees to directors is subject to reduction for failure to attend the minimum number of meetings of the board and committees as specified in the North Bay Plan.

Director Stock Options

It is intended that each non-employee serving on the Board of Directors of Solano Bank, with the exception of persons also serving on either the North Bay or The Vintage Bank Board of Directors, will be granted options to purchase 6,000 shares of North Bay's common stock pursuant to the North Bay Stock Option Plan (formerly The Vintage Bank Amended and Restated 1993 Stock Option Plan). In January 2000, Messrs. Long and Hewitt, newly elected non-employee directors of North Bay were granted options to purchase 6,300 shares of North Bay's common stock pursuant to the North Bay Stock Option Plan at a price of $23.81 per share, as adjusted for the 5% stock dividend paid March 20, 2000. These options become vested and exercisable in five equal installments at the first, second, third, fourth and fifth anniversaries of the date of the grant. The first installment will become exercisable on February 1, 2001.

In 1997, each non-employee director of The Vintage Bank (which includes all of the directors except for Mr. Robinson) was granted an option to purchase an additional 3,000 shares of the Bank's common stock pursuant to the Amended and Restated 1993 Stock Option Plan approved at the 1998 Annual Shareholders Meeting on April 29, 1998. These options become vested and exercisable in five equal installments at the second, third, fourth, fifth and sixth anniversaries of the date of grant. Accordingly, the first installment became exercisable on May 1, 1999.

The number of shares subject to purchase pursuant to each non-employee director's option is subject to adjustment upon the occurrence of any changes in capitalization of North Bay including stock splits and stock dividends. After giving effect to the stock split effective October 1, 1997, and stock dividends paid through March 20, 2000, the aggregate number of shares subject to each such director's option is 6,615, and the effective price per share is $14.059.

Directors' Deferred Fee Plan

In August 1995, The Vintage Bank established a Deferred Fee Plan for the directors of The Vintage Bank including Mr. Robinson. The deferral program, provides for deferral, at the election of each director, of up to $15,000 of annual director fees from The Vintage Bank. The deferral program commences at the time the director elects to participate and continues for a period which continues until the director completes ten years of service and attains retirement age. At the end of the deferral program or earlier in the event of disability, the deferred compensation, including accrued interest, is paid to the director in a lump sum or periodic payments over a specified period of time as selected by the director upon enrollment in the Deferred Fee Plan. If the director terminates his or her relationship with The Vintage Bank during the Deferred Fee Plan period for reasons other than death or disability, all amounts deferred, including accrued interest, will be paid in the manner selected by the director but accrued interest on the deferred compensation shall be calculated at an interest rate that is two-hundred basis points lower than the rate established by The Vintage Bank's Board of Directors in accordance with the Deferred Fee Plan.

In the event of death while a member of the Board of Directors, the director's beneficiary will receive the amount that would have been paid to the director had he or she remained in the program and attained his or her specified retirement age.

In 1995 The Vintage Bank paid an aggregate single premium of $1,040,000 to purchase life insurance policies on each director participating in the Deferred Fee Plan to fund the death benefit. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase in the cash value of the policies. The directors participating in the deferred program have no rights in the policies.

Management of The Vintage Bank believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of this deferred compensation program to The Vintage Bank is believed to be nominal.

Director Supplemental Retirement Program

Effective January 1, 1999, The Vintage Bank established a Director Supplemental Retirement Program for the directors of The Vintage Bank including Mr. Robinson and The Vintage Bank's corporate secretary, Wyman G. Smith. Under the program and a retirement policy adopted by The Vintage Bank's Board of Directors, non-employee directors attaining age sixty-five are no longer eligible for re-election to the Board of Directors. Upon attaining retirement age and provided the participant has served on The Vintage Bank's Board of Directors or as an officer of The Vintage Bank for not less than ten years, participants are entitled to receive the balance in a pre-retirement liability reserve account established by The Vintage Bank under the program in annual installments commencing thirty days following their retirement.

In order to fund its liability under the program and minimize the impact of the program on The Vintage Bank's earnings, in 1998 The Vintage Bank paid an aggregate single premium of

$2,462,000 to purchase life insurance policies to fund the retirement and death benefits. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase to the cash value of the policies. The directors participating in the program have no rights in the policies other than an endorsement for a portion of the death benefit.

Amounts credited to and the balance in a participant's pre-retirement account are based on the excess of the earnings on the life insurance policy over the opportunity costs on the premiums paid by the bank. Opportunity cost consists of the lost earnings, after tax, which would have been earned by The Vintage Bank had it invested the funds used to pay premiums for the life insurance policies. The program returns this cost to The Vintage Bank before any amount is credited to a participant's pre-retirement account or post retirement benefit.

In  addition,   after   retirement,   participants   are  entitled,   until  the
participant's death, to receive the annual earnings on the life insurance policy in excess of the opportunity costs.

In some instances life insurance policies have not been purchased on participants. These participants are provided a defined retirement benefit of $8,500 per year which is substantially equivalent to the expected benefit for participants whose pre-retirement account balance is tied to a life insurance policy. Amounts credited to a participant's pre-retirement account in these cases is determined in accordance with generally accepted accounting principles.

Participants with less than five (5) years of service on the Board of Directors or to The Vintage Bank are not eligible to participate in the program. Participants who served for more than five years, but less than ten years, are entitled to receive a percentage of post retirement benefits determined by multiplying twenty percent (20%) times years of service in excess of five years.

The program also provides that a deceased participant's named beneficiaries shall receive a death benefit equal to the then unpaid balance of his or her pre-retirement account, as well as that portion of the death benefit on his or her life insurance policy in excess of the cash value of the policy. On the death of a participant, The Vintage Bank receives a tax-free death benefit sufficient to fully recover all premiums paid on the deceased participant's specific life insurance policy.

Management believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of the program to The Vintage Bank is believed to be nominal.


OTHER INFORMATION REGARDING MANAGEMENT

Management Indebtedness

Certain provisions of the California Financial Code and Federal Regulations enable state chartered banks to make loans to officers, directors and employees up to certain specified limits.

From time to time The Vintage Bank has made loans to such persons in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing for comparable transactions with other nonaffiliated persons at the time each loan was made, subject to the limitations and other provisions in California and Federal law. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

Certain Business Relationships

Mr. Gaw, a Director of the Company and of The Vintage Bank and nominee for election to the Board of Directors, is a member and shareholder of the law firm of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation which the Company has retained since its organization in 1985 and proposes to retain for specific matters during 2000.

REPORTS OF CHANGES IN BENEFICIAL OWNERSHIP

Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ending December 31, 1999, Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ending December 31, 1999, and written representations from all reporting persons, all statements required by rules promulgated by the Securities and Exchange Commission under
Section 16 of the Securities and Exchange Act of 1934 were timely filed, except for Director Harlan Kurtz who filed a Form 4 due May 10, 1999 on May 18, 1999.


2. RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors of the Company has selected and appointed Arthur Andersen LLP, independent certified public accountants, to examine the financial statements of the Company for the year ending December 31, 2000. In recognition of the important role of the independent auditor, the Board of Directors has determined that its selection of the independent auditor should be submitted to the shareholders for review and ratification on an annual basis. The Board of Directors expects that a representative of Arthur Andersen LLP, will be in attendance at the Annual Meeting and will be provided the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions of shareholders.

During the fiscal year ended December 31, 1999, Arthur Andersen LLP provided professional services in connection with the audit of the financial statements of The Vintage Bank for the year ending December 31, 1998, gave The Vintage Bank's Board of Directors a post-audit briefing, prepared and completed The Vintage Bank's 1998 federal income and California franchise tax returns, provided assistance in completing The Vintage Bank's 1998 Annual Report to Shareholders and documents filed with the Board of Governors of the Federal Reserve System, and consulted with the Company's management regarding year end tax planning.

Required Vote and Recommendation

The affirmative vote of a majority of the shares voting at the meeting, assuming a quorum is present, is required to ratify the appointment of Arthur Andersen LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2000. An abstention or failure to vote shares represented and entitled to vote at the meeting will be treated as a negative vote. The Board of Directors recommends that shareholders vote FOR this proposal.

3. APPROVAL OF AMENDMENT TO NORTH BAY BANCORP 1999 STOCK OPTION PLAN.

On November 1, 1999, the Company became the bank holding company of The Vintage Bank through a corporate reorganization. In the reorganization, The Vintage Bank became the wholly-owned subsidiary of the Company. Under the terms of the reorganization the Amended and Restated 1993 Stock Option Plan of The Vintage Bank became the North Bay Bancorp Stock

Option Plan. The Bank Stock Option Plan was originally approved by the Board of Directors of the Bank on March 4, 1993, approved by the shareholders of the Bank on April 27, 1993, and approved by the California Superintendent of Banks on March 25, 1993. The Bank Plan was subsequently amended and restated by the Board of Directors of The Vintage Bank on March 17, 1997, and approved by the shareholders of The Vintage Bank on April 29, 1997, and again amended by the Board of Directors of The Vintage Bank on July 21, 1997, and approved by the shareholders of The Vintage Bank on April 28, 1998. North Bay Plan was formally adopted as the North Bay Bancorp Stock Option Plan by the Board of Directors of the Company on November 15, 1999 and all 157,978 options outstanding under the Bank Plan became options to purchase North Bay Bancorp Common Stock under the North Bay Plan.

The purpose of the North Bay Plan is to provide a means whereby non-employee directors, non-employee officers, and full-time, salaried officers and employees of the Company and its wholly-owned bank subsidiaries may be granted incentive stock options and/or nonqualified stock options to purchase North Bay common stock, in order to attract and retain the services of such directors, non-employee officers, and full-time, salaried officers and employees, and to provide added incentive to them by encouraging stock ownership in North Bay.

The Board of Directors has determined that the North Bay Plan should be amended and restated so that the number of shares is increased by 150,000 shares to an aggregate of 370,274.

The North Bay Plan provides for the grant of both incentive stock options which are intended to qualify as incentive stock options under Section 422(b) of the Internal Revenue Code of 1986, as amended and non-qualified stock options which are not intended to satisfy the requirements of Section 422(b).

As of March 15, 2000, approximately seventy-four (74) directors, employees or officers of North Bay and its subsidiaries were eligible to receive options under the North Bay Plan. As of March 15, 2000 options to purchase 219,123 shares of Common Stock were outstanding under the North Bay Plan, leaving only 1,151 shares available for future grants. The North Bay Plan is not qualified under Section 401(a) of the Code or subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

SUMMARY OF CERTAIN FEATURES OF THE NORTH BAY PLAN

Shares Subject to the North Bay Plan. The stock subject to the North Bay Plan consists of North Bay's presently authorized but unissued common stock. Subject to adjustments as provided in the North Bay Plan, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the North Bay Plan shall not exceed 220,274 shares. As a result of this Proposal, this amount would be increased to 370,274 shares. If any option granted under the North Bay Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject to that option shall again be available for purposes of the North Bay Plan, including for replacement options which may be granted in exchange for surrendered, canceled or terminated options.

Administration. The North Bay Plan is administered by a Stock Option Plan Administration Committee appointed by the Board of Directors of North Bay. Except for the terms and conditions explicitly contained in the North Bay Plan, the Committee has the authority, in its discretion, to determine all matters relating to the options to be granted under the North Bay Plan.

Number of Shares and Exercise Price. The maximum number of shares that may be purchased in connection with the exercise of each option and the price per share at which an option is exercisable shall be as established by the Committee, subject to the following limitations:

         (a) the exercise price of any option shall be not less than the fair market value per share of the Common Stock at the time the option is granted, The fair market value of a share of Common Stock shall be determined by the Committee in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2;

         (b) with respect to incentive stock options granted to greater then 10% stockholders, the term of the incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted;

         (c) the number of shares subject to outstanding stock options held by any single option holder shall not exceed 10% of the total outstanding shares of Common Stock.


Medium and Time of Payment of Exercise Price. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to North Bay and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Committee in a particular case determines not to accept a personal check) for the Common Stock being purchased.

Terms and Exercise of Options.

         Non-Employee Directors

(a) In 1993, each director of The Vintage Bank who was not also a full-time, salaried officer or employee was granted an option to purchase 6,000 shares, as adjusted for a 2-for-1 stock split effected in 1997. The exercise price of the options granted to the non-employee directors was the fair market value per share of the Bank's common stock at the time of the grant. The term with respect to the options granted to the non-employee directors was 5 years and 30 days exercisable pursuant to a vesting schedule entitling non-employee directors to exercise 20% of the total option following the completion of each year of service from the date the options were granted.

(b) Additionally, every non-employee director of the North Bay or any of its wholly-owned subsidiaries shall be eligible to be granted an option to purchase 6,000 shares on the date he or she becomes a director. The exercise price of any option granted to a non-employee director shall be the fair market value per share of the Common Stock at the time of such grant. No options may be granted to a non-employee director except as provided in this paragraph.

         Term and Maturity

The term of each incentive stock option shall be as established by the Committee and, if not so established, shall be 10 years from the date it is granted, but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Committee and, if not so established, shall be 10 years. To ensure that North Bay will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any option holder shall vest 20% per year, beginning at the end of the first year from the date of grant.

However, in the event an option holder is unable to exercise any non-qualified stock option on account of the Company's Insider Trading Policy, the exercise period shall be extended until the next succeeding trading window (determined in accordance with the Insider Trading Policy) closes.

Termination of Employment or Office. If the option holder's relationship with the Company or any wholly-owned subsidiary ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option terminates or expires on a earlier date, then the option holder may exercise, for a period of 90 days following termination of the relationship, that portion of the option holder's option which is exercisable at the time the relationship ceases. Any options not exercisable on the date the relationship ceases shall expire as of that date. If, in the case of an incentive stock option, an option holder's relationship with the Company or any wholly-owned subsidiary changes (for example, from employee to non-employee, such as a consultant), the change shall constitute a termination of the option holder's employment, and the option holder's incentive stock option shall terminate as discussed in this paragraph.

         Termination for Cause

If the option holder is terminated for cause, any option granted under the North Bay Plan shall automatically terminate as of the first discovery by the Company or wholly-owned subsidiary of any reason for termination for cause, and as of the date of termination for cause, the option holder will no longer have the right to purchase any shares under the option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, serious misconduct, material regulatory violation or disclosure of confidential information, and shall include termination of any relationship pursuant to the order or request of any governmental regulatory agency. If an option holder's relationship with the Company or any wholly-owned subsidiary is suspended pending an investigation of whether or not the option holder shall be terminated for cause, all the option holder's rights under any option granted under the North Bay Plan shall be suspended during the period of investigation.

         Termination Because of Total Disability

If an option holder's relationship with the Company or any wholly-owned subsidiary ceases because of a total disability, the option holder's option shall terminate at the end of a 12-month period following such cessation (unless by its terms it terminates and expires on an earlier date).

         Death of Option Holder

If an option holder dies while he or she has a relationship with the Company or any wholly-owned subsidiary, any option held by the option holder, to the extent that the option holder would have been entitled to exercise the option at the time of death, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the option holder's rights under the option shall pass by will or by the applicable laws of descent and distribution.

Transferability. Unless otherwise permitted by the Internal Revenue Code or the Exchange Act, options may be transferred only by will and the laws of descent and distribution and may be exercised during an option holder's life only by the option holder.

Effect of Recapitalization, and other Corporate Transactions. The North Bay Plan contains a provision for adjustment to the number and type of shares subject to stock options in the event of a stock dividend, stock split, reverse stock split or an exchange of shares as a result of a reorganization, recapitalization or otherwise. The price of any stock option then outstanding also will be adjusted so that there will be no change in the total purchase price payable upon exercise the stock option.

Rights as an Option Holder, Shareholder. No person acquires any rights under the North Bay Plan until a written option agreement has been executed on behalf of the Company and by the option holder. An option holder has no rights as a shareholder with respect to any shares covered by an option until a stock certificate is issued to the option holder for such shares or, if no stock certificate is issued, until the option holder becomes the holder of record of such shares.

Amendment and Termination. The North Bay Plan shall remain in effect until March, 2003, unless earlier terminated by the Company's Board of Directors. Subject to the requirements of the Internal Revenue Code with respect to incentive stock options and to the terms, conditions and limitations of the North Bay Plan, the Committee may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the option holder, impair or diminish any of his or her rights or any of the obligations of North Bay under the option. Except as otherwise provided in the North Bay Plan, no outstanding option shall be terminated without the consent of the option holder. Unless the option holder agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the North Bay Plan shall be made in such a manner so as not to constitute a "modification," as defined in Code Section 424(h), and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

FEDERAL INCOME TAX CONSEQUENCES

The following tax discussion is a brief summary of current federal income tax law. The discussion is intended solely for general information and does not make specific representations to any participant. A taxpayer's particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the federal income tax laws and regulations frequently have been revised and may be changed again at any time in the future. Therefore, each participant is urged to consult a tax adviser before exercising any option or before disposing of any shares of stock acquired under the North Bay Plan both with respect to federal income tax consequences as well as any foreign, state or local tax consequences.

         A. Incentive Stock Options

An employee realizes no income upon the grant of an incentive stock option and consequently is not subject to any federal income tax consequences at that time. The employee also realizes no income by exercising the incentive option with a cash payment, provided the option holder remained an employee of the Company (or of any of its wholly-owned subsidiaries) at all times during the period beginning with the date of grant of the option and ending three (3) months before the date of exercise. The excess, if any, of the fair market value of the stock on the date of exercise over the exercise price, however, is an adjustment in computing alternative minimum taxable income which could subject the employee to federal tax liability under the alternative minimum tax.

In order to obtain the most favorable tax consequences, the employee must not sell the stock acquired pursuant to an incentive option until two years after the option was granted and one year after the option was exercised. If the sale occurs after both holding periods have lapsed, the employee will be taxed at capital gain rates on gain equal to the amount the option holder receives for the stock less the amount he or she paid to exercise the option.

The tax consequences may differ from those described above if the employee sells the stock acquired by exercising an incentive stock option before both the two year and one year holding period requirements have been satisfied (a "disqualifying disposition"). In that case, the employee will realize ordinary compensation income subject to federal income tax in the year the stock is sold equal to the lesser of (i) the fair market value of the stock on the exercise date less the exercise price, or (ii) the amount realized on the sale of the stock less the exercise price. Any excess of sale proceeds over the fair market value of the stock on the exercise date will be capital gain (taxed at the various rates depending on the employee's holding period for the stock).

A disqualifying disposition of the stock acquired upon exercise of an incentive stock option also has alternative minimum tax consequences. If an employee acquires stock by exercising an incentive stock option and disposes of that stock in the same tax year, the regular tax and alternative minimum tax treatments are the same. If that stock is disposed of in a disqualifying disposition in a later tax year, the "spread" between the option price and the fair market value of the stock is included in alternative minimum taxable income in the exercise year and in regular taxable income in the disposition year.

Generally, the Company is not entitled to a deduction resulting from the grant or exercise of an incentive stock option. In the case of a disqualifying disposition, however, the Company may deduct an amount equal to the amount that the employee recognizes as compensation income.

An employee may exercise incentive stock options granted under the North Bay Plan that first become exercisable in a calendar year, provided that the aggregate initial fair market value of the stock so acquired (as determined at the times the options are granted) does not exceed $100,000. In addition, an employee may exercise any option, without regard to the $100,000 limitation, at any time after the calendar year in which it becomes first exercisable. To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all plans of the Company or any subsidiary corporations) exceeds $100,000, such options shall be treated as nonstatutory stock options.

Special rules apply to persons involved in insolvency or bankruptcy proceedings and to the exercise of incentive stock options by estates, heirs and legatees.

         B. Nonstatutory Stock Options

An option holder who is granted a nonstatutory option in connection with the performance of services generally realizes no ordinary income at that time. In most cases, the option holder will realize compensation income and consequently will be subject to federal income tax at the time the option holder exercises the option with a cash payment. The option holder must include as ordinary income the excess, if any, of the fair market value of the stock received over the exercise price. Because the option holder recognizes compensation income if the option holder is an employee, North Bay is required to withhold income and employment taxes at the time the option holder includes the amount in income.

The basis for determining gain or loss on the sale of stock received through the exercise of a nonstatutory option is the amount paid for the stock plus that amount included in income on the exercise of the option.

         Withholding Taxes

The Company shall have the right to retain and withhold from any payment under the North Bay Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an option holder receiving shares of common stock to reimburse the Company for any taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. Alternatively, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the option holder an amount equal to such taxes or retain and withhold that number of shares having a fair market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act shall be made within six months prior to the date the option exercise becomes taxable.

Required Vote and Recommendation

The affirmative vote of a majority of the shares voting at the meeting and a majority of the disinterested shares voting at the meeting, assuming a quorum is present, is required to approve amendment of the North Bay Plan. An abstention or failure to vote any shares will be treated as a negative vote. The Board of Directors recommends that shareholders vote FOR this proposal.

                               OTHER INFORMATION

AVAILABILITY OF FORM 10-KSB

A copy of the Company's 1999 Annual Report on Form 10-KSB, including financial statements and the financial statement schedules, required to be filed with the Securities Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, will be furnished without charge to any shareholder upon written request. A copy may be requested by writing Pansy F. Smith, Assistant Corporate Secretary, The Vintage Bank, P.O. Box 2200, Napa, California 94558.

SHAREHOLDER PROPOSALS

The 2001 Annual Meeting of Shareholders will be held on April 24, 2001, December 7, 2000, is the date by which shareholder proposals intended to be presented at the 2001 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2001 proxy statement and form of proxy relating to that meeting. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Bank's Proxy Statement, if notice of such proposal is not received by February 22, 2001, such notice will be considered untimely, and the Bank's proxy holders shall have discretionary authority to vote on such proposal.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated:   April 7, 2000.                       For the Board of Directors
         Napa, California


                                              --------------------------------
                                              Wyman G. Smith, III
                                              Corporate Secretary

                          APPENDIX TO EDGARIZED FILING

                      NORTH BAY BANCORP STOCK OPTION PLAN


SECTION 1 PURPOSE AND RECITALS

         On November 1, 1999, North Bay Bancorp (the "Company") became the bank holding company of The Vintage Bank (the "Bank") through a corporate reorganization (the "Reorganization"). In the Reorganization, the Bank became the wholly-owned subsidiary of the Company. Pursuant to the terms of the reorganization the Amended and Restated 1993 Stock Option Plan of the Bank became the North Bay Stock Option Plan. The Bank Stock Option Plan (the "1993 Plan") was originally approved by the Board of Directors of the Bank on March 4, 1993, approved by the stockholders of the Bank on April 27, 1993, and approved by the California Superintendent of Banks on March 25, 1993, and thereafter amended and restated by the Board of Directors of the Bank on March 17, 1997, and approved the stockholders of the Bank on April 29, 1997, and amended by the Board of Directors of the Bank on July 21, 1997, and approved by the stockholders of the Bank on April 28, 1998. This document memorializes all amendments to the 1993 Plan as well as an amendment approved by the Board of Directors of the Company on November 15, 1999, which amendment did not require the approval of the stockholders of the Bank; conforming revisions consistent with the effect of the Reorganization; an amendment approved the the Board of Directors of the Company on January 18, 2000, which amendment did not require stockholder approval; and an amendment approved the the Board of Directors of the Company on March 20, 2000, and approved by stockholders of the Bank on May__, 2000. The purpose of the North Bay Bancorp Stock Option Plan (the "Plan") is to provide a means whereby non-employee directors (subject to the restrictions contained in Sections 2 and 4), full-time, salaried officers, non-employee officers and employees of the Company and its wholly-owned bank subsidiaries may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services of such directors, full-time, salaried officers, non-employee officers and employees, and to provide added incentive to them by encouraging stock ownership in the Company.

SECTION 2 ADMINISTRATION

         2.1 Plan Administration

         This Plan shall be administered by a Stock Option Plan Administration Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). The number of members of the Committee shall be not less than three. The Committee shall be composed of the Personnel Committee of the Board excluding, however, any full-time, salaried officer or employee of the Company or any of its wholly-owned subsidiaries and provided that all of the members of the Committee shall be "disinterested persons" as defined in the rules and regulations promulgated under Section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act"), as amended from time to time.

         2.2 Procedures

         The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Committee present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         2.3 Responsibilities

         Except for the terms and conditions explicitly set forth in this Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Committee of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long a such interpretation and construction, with respect to incentive stock options, corresponds to the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code"), the regulations thereunder, and any amendments thereto.

         2.4 Section 16(b) Compliance and Bifurcation of This Plan

         It is the intention of the Company that this Plan comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Rule, the provisions shall be deemed null and void, and in all events this Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning this Plan with respect to other participants. No options shall be granted under this Plan to any person if the granting of such option would not meet the requirements of Rule 16b-3 for exemption under Section 16(b) of the Exchange Act.

         2.5 Information to Optionees

         The Company shall provide Optionees (defined in Section 4) with consolidated Financial Statements of the Company and its subsidiaries not less frequently than annually in accordance with Regulation 260.140.46 of the Rules of the California Corporations Commissioner.

SECTION 3 STOCK SUBJECT TO THIS PLAN

         The stock subject to this Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or now held or subsequently acquired by the Company. Subject to adjustments as provided in Section 7, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 370,274 shares, as such Common Stock was constituted on the effective date of the Reorganization.(15) If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.

SECTION 4 ELIGIBILITY

         An incentive stock option may be granted only to an individual who, at the time the option is granted, is a full-time salaried officer or employee of the Company or any of its wholly-owned subsidiaries. A nonqualified stock option may be granted to any director, full-time, salaried officer, non-employee officer or employee of the Company or any of its wholly-owned subsidiaries. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee."

SECTION 5 TERMS AND CONDITIONS OF OPTIONS

         Options   granted  under  this  Plan  shall  be  evidenced  by  written
agreements  which  shall  contain  such  terms,   conditions,   limitations  and
restrictions as the Committee shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

         5.1 Number of Shares and Price

         The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Committee, subject to the following limitations:

                  (a) the exercise price of any option shall be not less than the fair market value per share of the Common Stock at the time the option is granted, which shall be determined by the Committee in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2;

----------
         (15) By the terms of the 1993 Plan, the aggregate amount of Common Stock reserved for issuance upon the exercise of all options granted was 140,000. After giving effect to the split of the Bank"s stock in 1997 and stock dividends since the 1993 Plan was adopted, the adjusted number of shares available for issuance under the 1993 Plan as of November 1, 1999, the effective date of the Reorganization, was 337,211.

                  (b) with respect to incentive stock options granted to greater then 10% stockholders, the 0exercise price shall be as required by Section 6;

                  (c) the number of shares subject to outstanding stock options held by any single optionee shall not exceed 10% of the total outstanding shares of Common Stock.

         5.2 Non-Employee Directors

                  (a) In accordance with subsection 5.2 of the 1993 Plan, every director of the Bank who was not also a full-time, salaried officer or employee (a "non-employee director") was granted an option to purchase 3,000 shares effective upon the latest of the following dates: (1) the date on which the Optionee had been a director for six months; (2) the date on which the 1993 Plan was approved by the Bank's stockholders; or (3) the date on which the 1993 Plan was approved by the California Superintendent of Banks. The exercise price of the options granted to the non-employee directors was the fair market value per share of the Common Stock at the time of the grant. The term with respect to the options granted to the non-employee directors was 5 years and 30 days exercisable pursuant to a vesting schedule entitling non-employee directors to exercise 20% of the total option following the completion of each year of service from the date the options were granted.

                  (b) Notwithstanding any provision herein to the contrary, but subject to all limitations not inconsistent herewith, every non-employee director of the Company or any of its wholly-owned subsidiaries shall be eligible to be granted an option to purchase 6,000 shares.(16) The time of any such grant shall be on the latest of the following dates: (1) the date on which this Plan is approved by the Bank's stockholders; or (2) the date on which the Optionee becomes a director. The exercise price of any option granted to a non-employee director shall be the fair market value per share of the Common Stock at the time of such grant. No options may be granted to a non-employee director except as provided in this paragraph.

         5.3 Term and Maturity

         Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% stockholders, the term of each incentive stock option shall be as established by the Committee and, if not so established, shall be 10 years from the date it is granted, but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Committee and, if not so established, shall be 10 years; provided, however, that (i) the term with respect to any option previously granted to a non-employee director under subsection 5.2(a) or 5.2(b) shall remain 5 years and 30 days. To ensure that the Company will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee shall (unless, with respect to employees who are not subject to Section 16 of the Exchange Act, the condition of this sentence

----------
         (16) By the terms of the 1993 Plan, the number of shares was 3,000. The number of shares has been increased to reflect the effect of the 1997 stock split.

 is waived or modified in the agreement evidencing the option or by resolution adopted by the Committee) be exercisable according to the following schedule:

          Period of Optionee's Continuous
        Relationship With the Company From           Portion of Total Option
          the Date the Option Is Granted               Which is Exercisable
        ----------------------------------            ----------------------
                 after 1 year                                  20%
                 after 2 years                                 40%
                 after 3 years                                 60%
                 after 4 years                                 80%
                 after 5 years                                100%

         Notwithstanding the foregoing, any option granted to a non-employee director under subsection 5.2(b) shall be exercisable only according to the following schedule:

          Period of Optionee's Continuous
        Relationship With the Company From           Portion of Total Option
          the Date the Option Is Granted               Which is Exercisable
        ----------------------------------            ----------------------

                 after 1 year                                  20%
                 after 2 years                                 40%
                 after 3 years                                 60%
                 after 4 years                                 80%
                 after 5 years                                100%

         Notwithstanding the foregoing, in the event an Optionee is unable to exercise any non-qualified stock option on account of the Company"s Insider Trading Policy, the exercise period shall be extended until the next succeeding trading window (determined in accordance with the Insider Trading Policy) closes.

         5.4 Exercise

         Subject to the vesting schedules described in subsection 5.3 and to any additional holding period required by applicable law, each option may be exercised in whole or in part; provided, however, that no fewer than 20% of the total shares subject to the option (or the remaining shares then purchasable under the option, if less than 20%) may be purchased upon any exercise of option rights hereunder and that only whole shares will be issued pursuant to the exercise of any option. During an Optionee's lifetime, any stock options granted under this Plan are personal to him or her and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

         5.5 Payment of Exercise Price

         Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Committee in a particular case determines not to accept a personal check) for the Common Stock being purchased.

         5.6 Withholding Tax Requirement

         The Company shall have the right to retain and withhold from any payment of cash or Common Stock under this Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold that number of shares having a fair market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act shall be made within six months prior to the date the option exercise becomes taxable.

         5.7 Nontransferability of Option

         Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employment Retirement Income Security Act, or the rules thereunder, and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby contrary to the Code or to the provisions of this Plan, or the sale or levy of any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. Notwithstanding the foregoing, an Optionee may, during the Optionee's lifetime, designate a person who may exercise the option after the Optionee's death by giving written notice of such designation to the Committee. Such designation may be changed from time to time by the Optionee by giving written notice to the Committee revoking any earlier designation and making a new designation.

         5.8 Termination of Relationship

If the Optionee's relationship with the Company or any wholly-owned subsidiary ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a period of 90 days following termination of the relationship, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of such period following such cessation as to all shares for which it has not theretofore been exercised. If, in the case of an incentive stock option, an Optionee's relationship with the Company or any wholly-owned subsidiary changes (i.e., from employee to nonemployee, such as a consultant), such change shall constitute a termination of the Optionee's employment with the Company or wholly-owned subsidiary, and the Optionee's incentive stock option shall terminate in accordance with this subsection.

         If the relationship of an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company or wholly-owned subsidiary of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, serious misconduct, material regulatory violation or disclosure of confidential information, and shall include termination of any relationship pursuant to the order or request of any governmental regulatory agency. If an Optionee's relationship with the Company or any wholly-owned subsidiary is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all the Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

         If an Optionee's relationship with the Company or any wholly-owned subsidiary ceases because of a total disability, the Optionee's option shall terminate at the end of a 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company or wholly-owned subsidiary and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Committee.

         For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         5.9 Death of Optionee

         If an Optionee dies while he or she has a relationship with the Company or any wholly-owned subsidiary, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

         5.10 Status of Stockholders

         Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

         5.11 Continuation of Relationship

         Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or wholly-owned subsidiary or to interfere in any way with the right of the Company or wholly-owned subsidiary to terminate his or her employment or other relationship with the Company or wholly-owned subsidiary at any time.

         5.12 Modification and Amendment of Option

         Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Committee may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification," as defined in Code Section 424(h), and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

         5.13 Limitation on Value for Incentive Stock Options

         As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations changing or eliminating such annual limit.

SECTION 6 GREATER THAN 10% STOCKHOLDERS

         6.1 Exercise Price and Term of Incentive Stock Options

         If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

         6.2 Attribution Rule

         For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

SECTION 7 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

         7.1 Effect of Liquidation, Reorganization or Change in Control

                  7.1.1 Conversion of Options on Stock-for-Stock Exchange

                  If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Stock.

         7.2 Fractional Shares

         In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

         7.3 Determination of Committee to Be Final

         All Section 7 adjustments shall be made by the Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification," as defined in Code Section 424(h), and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

SECTION 8 SECURITIES REGULATION

         Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, any applicable banking rules and regulations, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Bank with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of the counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation may be stamped on stock certificates in order to assure exemption from registration. The Committee may also require such other action or agreement by the Optionee as may from time to time be necessary to comply with the federal and state securities laws.

         Should any of the Company"s capital stock of the same class as the Common Stock subject to options granted hereunder be listed on a national securities exchange, all shares of Common Stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon prior to the issuance thereof.

SECTION 9 AMENDMENT AND TERMINATION

         9.1 Action of Board of Directors

         The Board of Directors of the Company may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the Company's stockholders shall have been obtained within 12 months before or after the adoption by the Board of any amendment which will:

                  (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

                  (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan;

                  (c) reduce the minimum exercise price of options to be granted under this Plan;

                  (d) increase the maximum term of options to be granted under this Plan; or

                  (e) require stockholders' approval under applicable law, including Section 16(b) of the Exchange Act.

         Any amendment made to this Plan which would constitute a "modification" to incentive stock options outstanding on the date of such amendment shall not be applicable to such outstanding incentive stock options, but shall have prospective effect only, unless the Optionee agrees otherwise.

         Notwithstanding the foregoing, no amendment to this Plan which changes the amount, price or timing of options which may be granted to non-employee directors shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

         9.2 Automatic Termination

         Unless sooner terminated by the Board, this Plan shall terminate 10 years from the date on which this Plan is adopted by the Board. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under this Plan.

SECTION 10 EFFECTIVENESS OF THIS PLAN

         This Plan became effective upon adoption by the Board and approval by the stockholders of the Bank. This plan was approved by the stockholders of the Bank on April 27, 1993 and by the California Superintendent of Banks of March 25, 1993.

         Adopted and amended by the Board of Directors of the Bank on March 17, 1997, approved by the stockholders of the Bank on April 29, 1997.

         An amendment made to include non-employee officers was adopted by the Board of Directors of the Bank on July 21, 1997 and approved by the stockholders of the Bank on April 28, 1998.

         Adopted and amended by the Board of Directors of the Company on November 15, 1999.

         An amendment made to delete former 7.1.1 which authorized the acceleration of unvested options; to modify prior Section 7.1.2 (now Section 7.1.1) to delete references to the former acceleration provision; and to add a new Section 2.5 "Information to Optionees," all as required as condition to issuance of a permit by the California Department of Corporations, was adopted by the Board of Directors of the Company on January 18, 2000, and did not require stockholder approval.

         An amendment increasing the number of shares subject to grant was adopted by the Board of Directors of the Company on March 20, 2000 and approved by the stockholders on May __, 2000.